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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Form 8-K of Data Processing Resources Corporation our report dated March 11, 1996 on the financial statements of Leardata Info-Services, Inc., appearing in the Registration Statement No. 333-18719 of Data Processing Resources Corporation on Form S-1.


DELOITTE & TOUCHE LLP
Dallas, Texas
January 20, 1997